UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2014

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 East Foothill Blvd. Pasadena, CA 91107	(626) 765-2000
(Address of Principal Executive Offices)	(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment of the 2010 Equity Incentive Plan
At the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Green Dot Corporation (the “Registrant”) held on May 21, 2014, the Registrant’s stockholders approved amendments to the Registrant’s 2010 Equity Incentive Plan (the “2010 EIP”). The amendments to the 2010 EIP were approved by the Registrant’s Board of Directors on April 7, 2014, subject to the approval of the Registrant’s stockholders, and became effective with such stockholder approval on May 21, 2014.
As a result of such stockholder approval, the 2010 EIP was materially amended and modified to increase the number of shares reserved for issuance by 3,400,000 shares, of which 1,300,000 shares will not be utilized until substantially all of the shares of the Registrant’s Series A Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock have been converted into the Registrant's Class A common stock. In addition to increasing the number of shares reserved for issuance, the amendments to the 2010 EIP removed the provision that allowed shares to be available for reissuance where such shares were used to pay the exercise price of an award or used to satisfy tax withholding obligations. The amendments also eliminated the Registrant’s ability to conduct an exchange program under the 2010 EIP without prior stockholder approval.
A more complete description of the terms of the 2010 EIP and the material amendments and modifications thereto can be found in “Proposal No. 3-Approval of Amendments to Our 2010 Equity Incentive Plan” (pages 16 through 20) in the Registrant’s definitive proxy statement dated April 10, 2014, and filed with the Securities and Exchange Commission on April 10, 2014, which description is incorporated by reference herein. The foregoing descriptions and the description incorporated by reference from the Registrant’s definitive proxy statement are qualified in their entirety by reference to the 2010 EIP, a copy of which is filed as Exhibit 10.1 to this report.
Item 5.07 Submissions of Matters to a Vote of Security Holders.
On May 21, 2014, Green Dot Corporation (the “Registrant”) held its Annual Meeting. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as follows:

1.
To elect two Class I directors, each to serve for a three-year term expiring at the 2017 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal:

Nominee	For	Withhold	Broker Non-Votes
Samuel Altman	26,837,860	807,732	4,509,389
Mary J. Dent	27,231,068	414,524	4,509,389

2.	To vote on a non-binding advisory resolution to approve executive compensation:

For	Against	Abstain	Broker Non-Votes
17,893,480	8,969,357	782,755	4,509,389

3.	To approve amendments to the Registrant's 2010 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
13,936,494	13,442,428	266,670	4,509,389

4.	To ratify the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2014:

For	Against	Abstain	Broker Non-Votes
31,224,164	726,862	203,955	—
Each of the directors named under Proposal No. 1 was elected.

Item 9.01. Financial Statement and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Document
10.1	Green Dot Corporation 2010 Equity Inventive Plan, as amended (including related form agreements)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ Grace T. Wang
Grace T. Wang
Chief Financial Officer
Date: May 22, 2014

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1	Green Dot Corporation 2010 Equity Inventive Plan, as amended (including related form agreements)